UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22610

THE HARTFORD ALTERNATIVE STRATEGIES FUND
(Exact name of registrant as specified in charter)

P.O. Box 2999, Hartford, Connecticut 06104-2999

(Address of Principal Executive Offices)

Edward P. Macdonald, Esquire

Hartford Funds Management Company, LLC

5 Radner Corporate Center, Suite 300

100 Matsonford Road

Radnor, PA 19087

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (860) 843-9934

Date of fiscal year end: October 31st

Date of reporting period: November 1, 2012 – April 30, 2013

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Hartford Alternative Strategies Fund

The Hartford Alternative Strategies Fund inception 09/30/2011
(sub-advised by Wellington Management Company, LLP)	Investment objective – Seeks to outperform the
Consumer Price Index (CPI) over a full market
cycle while maintaining a low correlation to the
broad equity markets.

Performance Overview 9/30/11 - 4/30/13

The chart above represents the hypothetical growth of a $10,000 investment in Class Y.

Average Annual Total Returns (as of 4/30/13) (1)

	6 Month†	1 Year	Since Inception▲
Alternative Strategies Y	1.42%	-3.52%	6.63%
Bank of America Merrill Lynch USD 3-Month LIBOR Index	0.16%	0.41%	0.43%

†	Not Annualized
▲	Inception: 09/30/2011

PERFORMANCE DATA QUOTED REPRESENTS PAST PERFORMANCE AND DOES NOT GUARANTEE FUTURE RESULTS. The investment return and principal value of the investment will fluctuate so that investors’ shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on Total returns presented above were calculated using the Fund’s net asset value available to shareholders for sale or redemption of Fund shares on April 30, 2013, which may exclude investment transactions as of this date. All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all fund expenses.

Bank of America Merrill Lynch USD 3-Month LIBOR Index represents the London interbank offered rate (LIBOR) with a constant 3-month average maturity. LIBOR is a composite of the rates of interest at which banks borrow from one another in the London market.

You cannot invest directly in an index.

The chart and table do not reflect the deductions of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance information may reflect historical or current expense waivers/reimbursements from the investment adviser, without which performance would have been lower. For information on current expense waivers/reimbursements, please see the prospectus.

All investments are subject to risk including the possible loss of principal. For a discussion of the Fund’s risks, please see the Principal Risks section. For more detailed information on the risks associated with an investment in the Fund, please see the prospectus.

2

The Hartford Alternative Strategies Fund

Manager Discussion
April 30, 2013 (Unaudited)

Portfolio Managers
Rick A. Wurster, CFA, CMT	Stephen A. Gorman, CFA
Vice President and Asset Allocation Portfolio Manager	Vice President, Director, Tactical Asset Allocation, Asset Allocation Strategies Group and Portfolio Manager

How did the Fund perform?

The Class Y shares of The Hartford Alternative Strategies Fund returned 1.42% for the six-month period ended April 30, 2013, outperforming the Fund’s benchmark, the Bank of America Merrill Lynch USD 3-Month LIBOR Index which returned 0.16% for the same period.

Why did the Fund perform this way?

During the semi-annual period, fixed income risk assets held up relatively well as central bank easing and signs of a gradual global economic recovery offset heightened global political uncertainty and renewed worries about Europe’s debt crisis. In the U.S., the White House and congressional leaders reached a last-minute deal to keep the U.S. from falling off the “fiscal cliff”. Later, lawmakers passed legislation to keep government agencies and programs funded through September, but left in place the U.S. $85 billion in automatic spending cuts under sequestration.

Europe remained in the headlines with a revised bailout deal for Greece, although the rise of social and political discontent related to austerity measures kept markets on edge later in the period.

Major central banks reiterated their commitment to easy monetary policy. In particular, the U.S. Federal Reserve Open Market Committee (FOMC) announced additional outright Treasury purchases, bringing its total bond-buying program up to U.S. $85 billion a month. The Fed also adopted inflation and unemployment-rate thresholds in place of its specific date-based guidance.

U.S. economic data released throughout the period was largely upbeat, highlighted by further improvement in the labor market and housing sector. Home prices continued to climb and the unemployment rate declined to 7.6%, owing in part to a shrinking labor force. However, tax hikes and sequestration fears started to weigh on economic activity toward the end of the period.

The Treasury yield curve steepened slightly over the period as the 30-year yield rose 0.02% while shorter term yields declined anywhere between 0.02% - 0.08%. All of the major fixed income sectors posted positive absolute returns and most sectors, with the exception of agency Mortgage-Backed Securities (MBS), outperformed Treasuries on a duration-adjusted basis.

Global equities surged during the period, nearing an all-time high by the end of April. Favorable global liquidity dynamics and accommodative monetary policy from central banks around the globe provided a tailwind for stocks. The Bank of Japan’s (BOJ) announcement of radical measures to jump-start the Japanese economy and an improving U.S. economy also fueled the extension of the now four-year-old market rally. Bullish sentiment was tempered somewhat by mixed Chinese economic data and renewed European sovereign debt fears. Political uncertainty in Italy and the drama surrounding the banking crisis in Cyprus once again reminded investors of the eurozone’s precarious situation. However, the credible backstop provided by the European Central Bank’s (ECB) Outright Monetary Transactions (OMT) eased fears of an extreme event. In April, investors’ risk aversion also eased amid the formation of a new coalition government in Italy and growing expectations of further monetary easing by the ECB.

Commodities returned -8.5% during the period as represented by the Equal Sector-Weighted S&P Goldman Sachs Commodity Index. All four commodity sectors recorded negative returns. Industrial metals commodities were led lower by copper and nickel. Energy commodities also declined as oil prices fell late in the period. Falling silver and gold prices pushed precious metals commodities lower. Agriculture-related commodities, in particular coffee, wheat, and sugar, lagged relative to the Commodity Index.

The Fund can invest in different asset classes, including equities, fixed income, and opportunistic investments in currencies and commodities. Benchmark-relative outperformance during the period was driven primarily by the Fund’s allocation to equities. Exposure to the U.S. equity market via S&P 500 Index futures and the Japanese equity market via Nikkei 225 and TOPIX Index futures was additive to both absolute and benchmark-relative performance. To mitigate against a sharp drawdown in equities, the Fund opportunistically purchased puts on the S&P 500 Index during the period. As U.S. equities rallied, the puts expired worthless and the cost of the hedges detracted from returns.

Overall, exposure to fixed income was additive. An allocation to U.S. nominal fixed income achieved via futures helped

3

The Hartford Alternative Strategies Fund
Manager Discussion – (continued)
April 30, 2013 (Unaudited)

absolute and benchmark-relative returns. Allocations to emerging market inflation linked bonds contributed to both absolute and benchmark-relative performance, particularly in Mexico and Israel. The Fund had exposure to high yield credit via a long position in the North American High Yield CDX Index. The fund also held opportunistic short positions to emerging market credit via the Emerging Markets CDX Index. Exposure to high yield credit was additive to performance; however, exposure to emerging market credit detracted from absolute and benchmark-relative performance.

Within commodities, negative results from exposure to gold more than offset positive results from exposure to base metals. Commodities exposure was achieved via exchange traded funds.

Currency exposure detracted from both absolute and benchmark-relative performance. Tactical long positions in the Japanese yen as well as a short position in the Euro detracted from absolute and benchmark-relative performance. A long position in the Mexican peso was additive to both absolute and benchmark-relative performance. Currency exposure was achieved via forward contracts.

What is the outlook?

We expect improvement in the global economy as the year progresses. While sovereign debt issues and concerns about recession remain a focus in Europe over the short term, improved fiscal situations and structural reforms have the potential to positively affect growth. We will continue to monitor the macro situation across the globe, and will adjust our positioning accordingly as opportunities arise.

Distribution by Credit Quality
as of April 30, 2013

Credit Rating *	Percentage of Net Assets
Aaa / AAA	0.2%
Aa / AA	0.8
A	1.3
Baa / BBB	3.0
Unrated	1.8
U.S. Government Agencies and Securities	15.0
Non-Debt Securities and Other Short-Term Instruments	74.3
Other Assets & Liabilities	3.6
Total	100.0%

*

Does not apply to the Fund itself. Based upon Moody’s and S&P long-term credit ratings for the Fund’s holdings as of the date noted. If Moody's and S&P assign different ratings to a holding, the lower rating is used. "Unrated" includes fixed-income securities (other than cash-like short-term instruments and U.S. Government securities) for which Moody’s and S&P have not issued long-term credit ratings

Diversification by Industry
as of April 30, 2013

Industry	Percentage of Net Assets
Equity Securities
Diversified Financials	0.5
Other Investment Pools and Funds	3.2
Real Estate	0.1
Total	3.8%
Foreign Government Obligations	7.1
U.S. Government Securities	15.0
Short-Term Investments	70.5
Other Assets and Liabilities	3.6
Total	100.0%

4

The Hartford Alternative Strategies Fund
Schedule of Investments
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
FOREIGN GOVERNMENT OBLIGATIONS - 7.1%
		Canada - 0.2%
		Canada (Government of)
CAD	465	5.75%, 06/01/2033	$717

		Israel - 1.8%
		Israel (State of)
ILS	20,523	2.75%, 09/30/2022 ◄	6,555

		Japan - 0.6%
		Japan (Government of)
JPY	185,350	2.50%, 09/20/2037	2,266

		Mexico - 1.8%
		Mexican Udibonos
MXN	54,086	4.50%, 11/22/2035 ◄	6,633

		Poland - 1.3%
		Poland (Republic of)
PLN	14,349	3.00%, 08/24/2016 ◄	4,836

		South Africa - 1.2%
		South Africa (Republic of)
ZAR	26,114	5.50%, 12/07/2023 ◄	4,365

		United Kingdom - 0.2%
		United Kingdom (Government of)
GBP	250	4.50%, 12/07/2042	502

		Total foreign government obligations
		(cost $23,762)	$25,874

U.S. GOVERNMENT SECURITIES - 15.0%
U.S. Treasury Securities - 15.0%
		U.S. Treasury Bonds - 4.4%
	$2,675	0.75%, 02/15/2042 ◄	$2,982
	1,985	2.38%, 01/15/2025 ◄	3,289
	1,925	2.50%, 01/15/2029 ◄‡	2,956
	1,440	3.63%, 04/15/2028 ◄	3,273
	1,560	3.88%, 04/15/2029 ◄	3,635
			16,135
		U.S. Treasury Notes - 10.6%
	13,435	0.13%, 04/15/2016 - 07/15/2022 ◄	14,794
	2,790	0.63%, 07/15/2021 ◄	3,282
	2,625	1.13%, 01/15/2021 ◄	3,273
	2,425	1.25%, 07/15/2020 ◄	3,066
	6,145	2.00%, 01/15/2014 - 01/15/2016 ◄╦	7,880
	2,300	2.38%, 01/15/2017 ◄	3,044
	2,445	2.50%, 07/15/2016 ◄	3,201
			38,540
			54,675
		Total U.S. government securities
		(cost $54,036)	$54,675

COMMON STOCKS - 0.6%
		Diversified Financials - 0.5%
	228	Hellenic Exchanges S.A. Holdings	$1,532

		Real Estate - 0.1%
	44	EuroBank Properties REIT ●☼	366

		Total common stocks
		(cost $1,862)	$1,898

EXCHANGE TRADED FUNDS - 3.2%
		Other Investment Pools and Funds - 3.2%
	33	iShares MSCI Brazil Index Fund	$1,812
	187	Market Vectors Gold Miners	5,666
	82	PowerShares DB Gold Fund	4,129
			11,607
		Total exchange traded funds
		(cost $14,268)	$11,607

		Total long-term investments (cost $93,928)	$94,054

SHORT-TERM INVESTMENTS - 70.5%
Repurchase Agreements - 70.5%
		Bank of America Merrill Lynch TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $10,194, collateralized by FHLB 1.93%, 2021, FHLMC 0.38%, 2013, FNMA 3.00%, 2028, value of $10,398)
	$10,194	0.17%, 4/30/2013	$10,194
Bank of Montreal TriParty Repurchase
Agreement (maturing on 05/01/2013
in the amount of $27,777, collateralized
by FHLMC 3.50%, 2042, FNMA 0.80%
- 2.13%, 2015 - 2018, U.S. Treasury Bond
11.25%, 2015, U.S. Treasury Note 0.75%,
		2013, value of $28,332)
	27,777	0.15%, 4/30/2013	27,777
		Barclays Capital TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $53,498, collateralized by U.S. Treasury Note 0.88% - 3.13%, 2017 - 2021, value of $54,568)
	53,498	0.15%, 4/30/2013	53,498
		Citigroup Global Markets, Inc. TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $74,303, collateralized by U.S. Treasury Note 0.75% - 2.13%, 2015 - 2019, value of $75,789)
	74,303	0.14%, 4/30/2013	74,303
		Deutsche Bank Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $13,361, collateralized by FHLMC 3.00% - 5.50%, 2037 - 2043, FNMA 3.00%, 2043, value of $13,628)
	13,361	0.17%, 4/30/2013	13,361

The accompanying notes are an integral part of these financial statements.

5

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Shares or Principal Amount ╬			Market Value ╪
SHORT-TERM INVESTMENTS - 70.5% - (continued)
Repurchase Agreements - 70.5% - (continued)
	RBS Securities, Inc. TriParty Repurchase Agreement(maturing on 05/01/2013 in the amount of $45,276, collateralized by U.S. Treasury Note 1.00% - 2.25%, 2016 - 2022, value of $46,182)
$45,276	0.14%, 4/30/2013		$45,276
	TD Securities TriParty Repurchase Agreement (maturing on 05/01/2013 in the amount of $31,832, collateralized by U.S. Treasury Note 0.25% - 1.88%, 2014 - 2019, value of $32,469)
31,832	0.17%, 4/30/2013		31,832
	UBS Securities, Inc. RepurchaseAgreement (maturing on 05/01/2013 in the amount of $567, collateralized by U.S. Treasury Note 3.88%, 2018, value of $580)
567	0.13%, 4/30/2013		567
			256,808
	Total short-term investments
	(cost $256,808)		$256,808

	Total investments
	(cost $350,736) ▲	96 .4%	$350,862
	Other assets and liabilities	3 .6%	13,260
	Total net assets	100 .0%	$364,122

Note:	Percentage of investments as shown is the ratio of the total market value to total net assets.

Prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for factors occurring after the close of certain foreign markets but before the close of the New York Stock Exchange.

▲	At April 30, 2013, the cost of securities for federal income tax purposes was $350,613 and the aggregate gross unrealized appreciation and depreciation based on that cost were:

Unrealized Appreciation	$3,002
Unrealized Depreciation	(2,753)
Net Unrealized Appreciation	$249

●	Non-income producing.

‡	This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.

◄	The principal amount for this security is adjusted for inflation and the interest payments equal a fixed percentage of the inflation-adjusted principal amount.

╦	This security, or a portion of this security, has been pledged as collateral in connection with swap contracts. The Fund has also pledged $1,960 of cash as collateral in connection with swap contracts. Securities valued at $737, held on behalf of the Fund at the custody bank, were received from broker(s) as collateral in connection with swap contracts.

╬	All principal or contract amounts are in U.S. dollars unless otherwise indicated.

☼	This security, or a portion of this security, was purchased on a when-issued, delayed-delivery or delayed-draw basis. The cost of these securities was $59 at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

6

Futures Contracts Outstanding at April 30, 2013

Description	Number of Contracts*	Expiration Date	Notional Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Long position contracts:
Australian 10-Year Bond Future	30	06/17/2013	$3,740	$3,885	$145
Emerging Markets (mini MSCI) Index Future	216	06/21/2013	11,045	11,231	186
Euro BUXL 30-Year Bond Future	118	06/06/2013	21,292	21,542	250
Euro STOXX 50 Future	545	06/21/2013	18,397	19,156	759
FTSE/MIB Index Future	100	06/21/2013	10,456	10,905	449
IBEX 35 Index Future	16	05/17/2013	1,705	1,774	69
KOSPI 200 Index Future	38	06/13/2013	4,401	4,436	35
S&P 500 (E-Mini) Future	303	06/21/2013	23,397	24,122	725
S&P/TSX 60 Index Future	26	06/20/2013	3,590	3,661	71
SGX FTSE China A50 Index Future	688	05/30/2013	5,428	5,418	(10)
Topix Index Future	16	06/13/2013	1,858	1,915	57
U.S. Treasury 10-Year Note Future	278	06/19/2013	36,955	37,074	119
					$2,855
Short position contracts:
CAC 40 10 EURO Future	173	05/17/2013	$8,267	$8,657	$(390)
Canadian Government 10-Year Bond Future	167	06/19/2013	22,597	22,667	(70)
Euro-BUND Future	191	06/06/2013	36,053	36,870	(817)
FTSE 100 Index Future	27	06/21/2013	2,668	2,677	(9)
FTSE/JSE Top 40 Future Index	502	06/20/2013	20,117	19,164	953
German Stock Exchange Future	36	06/21/2013	9,139	9,388	(249)
Japan 10-Year Bond Future	14	06/11/2013	20,801	20,756	45
Long Gilt Future	143	06/26/2013	26,192	26,658	(466)
Mexican Bolsa Index Future	50	06/21/2013	1,756	1,738	18
Nikkei 225 Index Future	13	06/13/2013	1,794	1,851	(57)
Russell 2000 Mini Future	195	06/21/2013	18,293	18,451	(158)
SGX S&P CNX NIFTY Future	74	05/30/2013	864	877	(13)
Stockholm Stock Exchange Future	346	05/17/2013	6,151	6,401	(250)
					$(1,463)
					$1,392

* The number of contracts does not omit 000's.

Cash of $11,627 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.

Foreign Currency Contracts Outstanding at April 30, 2013

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
AUD	Buy	06/19/2013	CBA	$1,839	$1,854	$15
AUD	Buy	06/19/2013	NAB	7,122	7,151	29
AUD	Sell	06/19/2013	CBA	5,428	5,357	71
AUD	Sell	06/19/2013	CBA	1,966	1,989	(23)
AUD	Sell	06/19/2013	DEUT	3,525	3,550	(25)
AUD	Sell	05/01/2013	JPM	5	5	–
AUD	Sell	06/19/2013	MSC	1,815	1,815	–
AUD	Sell	06/19/2013	UBS	9,010	8,957	53
AUD	Sell	06/19/2013	WEST	7,210	7,278	(68)
BRL	Buy	05/03/2013	UBS	10,798	10,875	77
BRL	Buy	05/03/2013	UBS	1,824	1,823	(1)
BRL	Buy	06/04/2013	UBS	10,845	10,832	(13)
BRL	Sell	05/03/2013	UBS	10,884	10,875	9
BRL	Sell	05/03/2013	UBS	1,802	1,823	(21)
BRL	Sell	06/04/2013	UBS	1,818	1,816	2
CAD	Buy	06/19/2013	CBA	1,695	1,710	15
CAD	Buy	06/19/2013	SCB	3,635	3,693	58

The accompanying notes are an integral part of these financial statements.

7

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
CAD	Buy	06/19/2013	UBS	$23,472	$23,891	$419
CAD	Sell	06/19/2013	BMO	5,528	5,562	(34)
CAD	Sell	06/19/2013	CBA	1,863	1,870	(7)
CAD	Sell	06/19/2013	CBK	7,214	7,297	(83)
CAD	Sell	06/19/2013	DEUT	3,581	3,650	(69)
CAD	Sell	05/01/2013	JPM	20	20	–
CAD	Sell	06/19/2013	RBS	1,800	1,824	(24)
CAD	Sell	06/19/2013	UBS	4,178	4,263	(85)
CHF	Sell	06/19/2013	MSC	3,665	3,666	(1)
CZK	Buy	06/19/2013	JPM	1,816	1,832	16
CZK	Buy	06/19/2013	RBS	1,795	1,824	29
CZK	Sell	06/19/2013	WEST	1,798	1,818	(20)
EUR	Buy	05/02/2013	BCLY	58	59	1
EUR	Buy	06/19/2013	BOA	10,858	11,090	232
EUR	Buy	06/19/2013	DEUT	3,600	3,664	64
EUR	Buy	05/01/2013	JPM	122	122	–
EUR	Buy	06/19/2013	MSC	5,486	5,486	–
EUR	Buy	06/19/2013	RBS	3,601	3,640	39
EUR	Buy	06/19/2013	SCB	3,395	3,442	47
EUR	Buy	06/19/2013	UBS	1,825	1,840	15
EUR	Buy	06/19/2013	WEST	1,809	1,830	21
EUR	Sell	06/19/2013	BNP	1,813	1,836	(23)
EUR	Sell	06/19/2013	BOA	3,639	3,665	(26)
EUR	Sell	06/19/2013	CSFB	7,085	7,177	(92)
EUR	Sell	06/19/2013	HSBC	5,469	5,504	(35)
EUR	Sell	06/19/2013	JPM	25,237	25,634	(397)
EUR	Sell	06/19/2013	UBS	3,563	3,666	(103)
GBP	Buy	06/19/2013	UBS	5,420	5,558	138
GBP	Buy	06/19/2013	WEST	5,257	5,463	206
GBP	Sell	06/19/2013	BOA	10,774	11,021	(247)
GBP	Sell	06/19/2013	DEUT	7,297	7,465	(168)
GBP	Sell	06/19/2013	GSC	3,491	3,555	(64)
GBP	Sell	05/01/2013	JPM	30	30	–
GBP	Sell	06/19/2013	WEST	484	503	(19)
HUF	Buy	06/19/2013	MSC	1,616	1,676	60
HUF	Sell	06/19/2013	JPM	1,608	1,676	(68)
INR	Buy	06/19/2013	BCLY	2,793	2,830	37
INR	Buy	06/19/2013	BCLY	4,298	4,297	(1)
INR	Sell	06/19/2013	BCLY	1,781	1,810	(29)
INR	Sell	06/19/2013	BOA	1,004	1,020	(16)
INR	Sell	06/19/2013	CBA	3,370	3,393	(23)
JPY	Buy	06/19/2013	BCLY	3,646	3,571	(75)
JPY	Buy	06/19/2013	RBS	1,800	1,793	(7)
JPY	Sell	06/19/2013	BCLY	2,229	2,183	46
JPY	Sell	06/19/2013	BNP	1,782	1,793	(11)
JPY	Sell	05/01/2013	JPM	25	25	–
JPY	Sell	06/19/2013	MSC	3,747	3,571	176
KRW	Buy	06/19/2013	BOA	1,501	1,540	39
KRW	Buy	06/19/2013	WEST	7,053	7,111	58
KRW	Sell	06/19/2013	CSFB	3,576	3,694	(118)
KRW	Sell	06/19/2013	DEUT	3,349	3,417	(68)
KRW	Sell	05/01/2013	JPM	62	62	–
KRW	Sell	06/19/2013	JPM	1,544	1,540	4
MXN	Buy	06/19/2013	BNP	4,005	4,109	104
MXN	Buy	05/01/2013	JPM	11	11	–
MXN	Buy	06/19/2013	JPM	17,816	18,345	529
MXN	Sell	06/19/2013	BNP	3,740	3,774	(34)
MXN	Sell	06/19/2013	MSC	1,818	1,818	–

The accompanying notes are an integral part of these financial statements.

8

Foreign Currency Contracts Outstanding at April 30, 2013 - (continued)

Currency	Buy / Sell	Delivery Date	Counterparty	Contract Amount	Market Value ╪	Unrealized Appreciation/ (Depreciation)
MXN	Sell	06/19/2013	UBS	$4,162	$4,197	$(35)
NOK	Buy	06/19/2013	JPM	10,886	10,995	109
NOK	Buy	06/19/2013	MSC	1,832	1,832	–
NOK	Buy	06/19/2013	NAB	1,869	1,917	48
NOK	Buy	06/19/2013	UBS	7,037	7,115	78
NOK	Sell	06/19/2013	CBK	7,217	7,140	77
NOK	Sell	06/19/2013	HSBC	7,403	7,345	58
NZD	Buy	06/19/2013	CBA	5,842	5,791	(51)
NZD	Sell	06/19/2013	JPM	1,786	1,809	(23)
NZD	Sell	06/19/2013	MSC	1,816	1,814	2
NZD	Sell	06/19/2013	NAB	1,840	1,850	(10)
NZD	Sell	06/19/2013	RBS	1,810	1,846	(36)
NZD	Sell	06/19/2013	WEST	8,974	9,377	(403)
PLN	Buy	06/19/2013	JPM	1,816	1,824	8
PLN	Buy	06/19/2013	SCB	3,648	3,716	68
SEK	Buy	06/19/2013	HSBC	10,776	10,628	(148)
SEK	Buy	05/01/2013	JPM	23	23	–
SEK	Buy	06/19/2013	MSC	1,860	1,880	20
SEK	Buy	06/19/2013	WEST	1,511	1,531	20
SEK	Sell	06/19/2013	BCLY	10,923	10,710	213
SEK	Sell	06/19/2013	JPM	3,602	3,600	2
SEK	Sell	06/19/2013	UBS	7,154	7,085	69
SGD	Buy	06/19/2013	NAB	3,596	3,612	16
SGD	Sell	06/19/2013	BNP	10,574	10,713	(139)
SGD	Sell	06/19/2013	CBA	7,206	7,256	(50)
SGD	Sell	06/19/2013	HSBC	1,224	1,232	(8)
SGD	Sell	06/19/2013	SCB	2,636	2,657	(21)
ZAR	Sell	05/01/2013	JPM	168	168	–
						$375

Credit Default Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount (a)		(Pay)/Receive Fixed Rate	Expiration Date	Upfront Premiums Paid/ (Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Credit default swaps on traded indices:
Buy protection:
CDX.EM.19	GSC		$9,450	(5.00)%	06/20/18	$(1,163)	$(1,211)	$(48)
ITRX.XOV.19	DEUT	EUR	13,750	(5.00)%	06/20/18	(182)	(811)	(629)
Total						$(1,345)	$(2,022)	$(677)
Sell protection:
CDX.NA.HY.20	JPM		$13,950	5.00%	06/20/18	$401	$857	$456

Total traded indices						$(944)	$(1,165)	$(221)

(a)	The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement. Notional shown in U.S. dollars unless otherwise noted.

The accompanying notes are an integral part of these financial statements.

9

The Hartford Alternative Strategies Fund
Schedule of Investments – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Total Return Swap Contracts Outstanding at April 30, 2013

Reference Entity	Counterparty	Notional Amount *	Payments received (paid) by Fund	Expiration Date	Upfront Premiums Paid/(Received)	Market Value ╪	Unrealized Appreciation/ (Depreciation)
Dow Jones Wilshire REIT Index	BOA	$2,869	1M LIBOR + 0.13%	05/31/13	$–	$(197)	$(197)
Dow Jones Wilshire REIT Index	BOA	1,694	1M LIBOR + 0.15%	07/31/13	–	(116)	(116)
Dow Jones Wilshire REIT Index	BOA	3,239	1M LIBOR + 0.08%	08/30/13	–	–	–
					$–	$(313)	$(313)

* Notional shown in U.S. dollars unless otherwise noted.

╪	See Significant Accounting Policies of accompanying Notes to Financial Statements regarding valuation of securities.

GLOSSARY: (abbreviations used in preceding Schedule of Investments)

Counterparty Abbreviations:
BCLY	Barclays
BMO	Bank of Montreal
BNP	BNP Paribas Securities
BOA	Banc of America Securities LLC
CBA	Commonwealth Bank of Australia
CBK	Citibank NA
CSFB	Credit Suisse First Boston Corp.
DEUT	Deutsche Bank Securities, Inc.
GSC	Goldman Sachs & Co.
HSBC	HSBC Bank USA
JPM	JP Morgan Chase & Co.
MSC	Morgan Stanley
NAB	National Australia Bank
RBS	RBS Greenwich Capital
SCB	Standard Chartered Bank
UBS	UBS AG
WEST	Westpac International

Currency Abbreviations:
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	EURO
GBP	British Pound
HUF	Hungarian Forint
ILS	Israeli New Shekel
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican New Peso
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish New Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
ZAR	South African Rand

Index Abbreviations:
CAC	Cotation Assistee en Continu
CDX.EM	Credit Derivatives Emerging Markets
CDX.NA.HY	Credit Derivatives North American High Yield
CNX	National Stock Exchange of India
FTSE	Financial Times and Stock Exchange
IBEX	Spanish Stock Index
ITRX.XOV	Markit iTraxx Index - Europe Crossover
JSE	Johannesburg Stock Exhange
KOSPI	Korea Composite Stock Price
MIB	Milano Italia Borsa
S&P	Standard & Poors
SGX	Singapore Exchange
Topix	Tokyo Price Index
TSX	Toronto Stock Exchange

Other Abbreviations:
FHLB	Federal Home Loan Bank
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
LIBOR	London Interbank Offered Rate
MSCI	Morgan Stanley Capital International
REIT	Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.

10

The Hartford Alternative Strategies Fund
Investment Valuation Hierarchy Level Summary
April 30, 2013 (Unaudited)
(000’s Omitted)

	Total	Level 1 ♦	Level 2 ♦	Level 3
Assets:
Common Stocks
Diversified Financials	$1,532	$–	$1,532	$–
Real Estate	366	366	–	–
Total	1,898	366	1,532	–
Exchange Traded Funds	11,607	11,607	–	–
Foreign Government Obligations	25,874	–	25,874	–
U.S. Government Securities	54,675	2,956	51,719	–
Short-Term Investments	256,808	–	256,808	–
Total	$350,862	$14,929	$335,933	$–
Credit Default Swaps*	456	–	456	–
Foreign Currency Contracts*	3,397	–	3,397	–
Futures*	3,881	3,881	–	–
Total	$7,734	$3,881	$3,853	$–
Liabilities:
Credit Default Swaps*	677	–	677	–
Foreign Currency Contracts*	3,022	–	3,022	–
Futures*	2,489	2,489	–	–
Total Return Swaps*	313	–	313	–
Total	$6,501	$2,489	$4,012	$–

♦	For the six-month period ended April 30, 2013, there were no transfers between Level 1 and Level 2.
*	Derivative instruments not reflected in the Schedule of Investments are valued at the unrealized appreciation/depreciation on the investments.

The accompanying notes are an integral part of these financial statements.

11

The Hartford Alternative Strategies Fund
Statement of Assets and Liabilities
April 30, 2013 (Unaudited)
(000’s Omitted)

Assets:
Investments in securities, at market value (cost $93,928)	$94,054
Investments in repurchase agreements, at market value (cost $256,808)	256,808
Cash	13,892	*,†
Foreign currency on deposit with custodian (cost $–)	—
Unrealized appreciation on foreign currency contracts	3,397
Unrealized appreciation on swap contracts	456
Receivables:
Fund shares sold	455
Dividends and interest	444
Variation margin	656
Swap premiums paid	401
Other assets	2
Total assets	370,565
Liabilities:
Unrealized depreciation on foreign currency contracts	3,022
Unrealized depreciation on swap contracts	990
Payables:
Investment securities purchased	573
Fund shares redeemed	7
Investment management fees	36
Variation margin	455
Accrued expenses	15
Swap premiums received	1,345
Total liabilities	6,443
Net assets	$364,122
Summary of Net Assets:
Capital stock and paid-in-capital	$356,968
Distributions in excess of net investment loss	(131)
Accumulated net realized gain	5,923
Unrealized appreciation of investments and the translation of assets and liabilities denominated in foreign currency	1,362
Net assets	$364,122

Class Y: Net asset value per share	$10.31
Shares outstanding	35,331
Net assets	$364,122

*	Cash of $11,627 was pledged as initial margin deposit and collateral for daily variation margin loss on open futures contracts at April 30, 2013.
†	Cash of $1,960 was pledged as collateral for open swap contracts at April 30, 2013.

The accompanying notes are an integral part of these financial statements.

12

The Hartford Alternative Strategies Fund
Statement of Operations
For the Six-Month Period Ended April 30, 2013 (Unaudited)
(000’s Omitted)

Investment Income:
Dividends	$2
Interest	902
Less: Foreign tax withheld	(1)
Total investment income	903

Expenses:
Investment management fees	899
Transfer agent fees	3
Class Y	3
Custodian fees	13
Accounting services fees	30
Board of Trustees' fees	4
Audit fees	20
Other expenses	7
Total expenses (before waivers and fees paid indirectly)	976
Expense waivers	—
Custodian fee offset	—
Total waivers and fees paid indirectly	—
Total expenses, net	976
Net Investment Loss	(73)
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions:
Net realized loss on investments in securities	(92)
Net realized loss on purchased options	(790)
Net realized loss on securities sold short	(95)
Net realized gain on futures	5,347
Net realized gain on written options	31
Net realized gain on swap contracts	2,507
Net realized loss on foreign currency contracts	(1,338)
Net realized gain on other foreign currency transactions	341
Net Realized Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	5,911
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions:
Net unrealized depreciation of investments	(1,366)
Net unrealized depreciation of purchased options	(58)
Net unrealized depreciation of securities sold short	(36)
Net unrealized appreciation of futures	1,351
Net unrealized depreciation of swap contracts	(2,579)
Net unrealized appreciation of foreign currency contracts	695
Net unrealized appreciation on translation of other assets and liabilities in foreign currencies	3
Net Changes in Unrealized Depreciation of Investments, Other Financial Instruments and Foreign Currency Transactions	(1,990)
Net Gain on Investments, Other Financial Instruments and Foreign Currency Transactions	3,921
Net Increase in Net Assets Resulting from Operations	$3,848

The accompanying notes are an integral part of these financial statements.

13

The Hartford Alternative Strategies Fund
Statement of Changes in Net Assets

(000’s Omitted)

	For the Six-Month Period Ended April 30, 2013 (Unaudited)	For the Year Ended October 31, 2012
Operations:
Net investment income (loss)	$(73)	$3,795
Net realized gain on investments, other financial instruments and foreign currency transactions	5,911	12,909
Net unrealized depreciation of investments, other financial instruments and foreign currency transactions	(1,990)	(18,161)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,848	(1,457)
Distributions to Shareholders:
From net investment income
Class Y	(3,922)	(3,200)
Total from net investment income	(3,922)	(3,200)
From net realized gain on investments
Class Y	(10,286)	(625)
Total from net realized gain on investments	(10,286)	(625)
Total distributions	(14,208)	(3,825)
Capital Share Transactions:
Class Y	111,124	8,060
Net increase from capital share transactions	111,124	8,060
Net Increase in Net Assets	100,764	2,778
Net Assets:
Beginning of period	263,358	260,580
End of period	$364,122	$263,358
Undistributed (distribution in excess of) net investment income (loss)	$(131)	$3,864

The accompanying notes are an integral part of these financial statements.

14

The Hartford Alternative Strategies Fund
Notes to Financial Statements
April 30, 2013 (Unaudited)
(000’s Omitted)

1.	Organization:

The Hartford Alternative Strategies Fund (“Fund”) is a Delaware statutory trust and is registered with the Securities and Exchange Commission (“SEC”) under the Investment Company Act of 1940, as amended (“1940 Act”). However, beneficial interests in the Fund are not registered under the Securities Act of 1933, as amended (“1933 Act”), because such interests are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(2) of the 1933 Act. Investments in the Fund may only be made by “accredited investors” within the meaning of Regulation D under the 1933 Act. The Fund is authorized to issue an unlimited number of shares. The Fund is a diversified open-end management investment company.

Class Y shares of the Fund, which are offered only for investment by other Hartford Mutual Funds and/or by 529 Plan investment funds, are sold without a sales charge.

2.	Significant Accounting Policies:

The following is a summary of significant accounting policies of the Fund in the preparation of its financial statements, which are in accordance with the United States Generally Accepted Accounting Principles (“U.S. GAAP”). The preparation of financial statements in accordance with U.S. GAAP may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

a)	Determination of Net Asset Value – The per share net asset value (“NAV”) of the Fund’s shares is determined as of the close of regular trading (normally 4:00 p.m. Eastern Time) (the “NYSE Close”) on each day that the New York Stock Exchange (the “Exchange”) is open (“Valuation Date”). Information that becomes known to the Fund after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the NAV determined earlier that day.

b)	Investment Valuation and Fair Value Measurements – For purposes of calculating the NAV, portfolio investments and other assets held by the Fund's portfolio for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of last reported sales prices or official close price. If no sales are reported, market value is based on quotes obtained from a quotation reporting system, established market makers, or independent pricing services. If market prices are not readily available or are deemed unreliable, the Fund will use the fair value of the investment as determined in good faith under policies and procedures established by and under the supervision of the Fund’s Board of Trustees. Market quotes are considered not readily available where there is an absence of current or reliable market-based data (e.g., trade information or indicative market quotes), including where events occur after the close of the relevant market, but prior to the NYSE Close that materially affect the values of the Fund’s portfolio investments or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the investments trade do not open for trading for the entire day and no other market prices are available. In addition, prices of foreign equities that are principally traded on certain foreign markets may be adjusted daily pursuant to a fair value pricing service approved by the Board of Trustees in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close. Investments that are primarily traded on foreign markets may trade on days that are not business days of the Fund. The value of the foreign investments in which the Fund invests may change on days when a shareholder will not be able to purchase or redeem shares of the Fund. Fair value pricing is subjective in nature and the use of fair value pricing by the Fund may cause the NAV of its shares to differ significantly from the NAV that would have been calculated using market prices at the close of the exchange on which a portfolio investment is primarily traded. There can be no assurance that the Fund could obtain the fair market value assigned to an investment if the Fund were to sell the investment at approximately the time at which the Fund determines its NAV.

15

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

Fixed income investments (other than short term obligations) and non-exchange traded derivatives held by the Fund are normally valued on the basis of quotes obtained from brokers and dealers or independent pricing services in accordance with procedures established by the Fund’s Board of Trustees. Prices obtained from independent pricing services use information provided by market makers or estimates of market values through accepted market modeling and trading and pricing conventions. Inputs to the models may include, but are not limited to, prepayment speeds, pricing spread, yield, trade information, dealer quotes, market color, cash flow models and the bond’s terms and conditions. Generally, the Fund may use fair valuation in regard to fixed income investments when the Fund holds defaulted or distressed investments or investments in a company in which a reorganization is pending. Short-term investments maturing in 60 days or less are generally valued at amortized cost, if their original term to maturity was 60 days or less, or by amortizing their value on the 61st day prior to maturity, if the original term to maturity exceeded 60 days.

Exchange traded options, futures and options on futures are valued at the settlement price determined by the relevant exchange as of the NYSE Close. In the case of OTC options and such instruments that do not trade on an exchange, values may be supplied by a pricing service using a formula or other objective method that may take into consideration the style, direction, expiration, strike price, notional value and volatility or other special adjustments.

Investments valued in currencies other than U.S. dollars are converted to U.S. dollars using exchange rates obtained from independent pricing services for calculation of the NAV. As a result, the NAV of the Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and the market value may change on days when an investor is not able to purchase, redeem or exchange shares of the Fund.

Foreign currency contracts represent agreements to exchange currencies on specific future dates at predetermined rates. Foreign currency contracts are valued using foreign currency exchange rates and forward rates as provided by an independent pricing service on the Valuation Date.

Financial instruments for which prices are not available from an independent pricing service may be valued using market quotations obtained from one or more dealers that make markets in the respective financial instrument in accordance with procedures established by the Fund’s Board of Trustees.

U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants. The U.S. GAAP fair value measurement standards require disclosure of a fair value hierarchy for each major category of assets and liabilities. Various inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized into three broad hierarchy levels. This hierarchy is based on whether the valuation inputs are observable or unobservable. These levels are:

•	Level 1 – Quoted prices in active markets for identical investments. Level 1 may include exchange traded instruments, such as domestic equities, some foreign equities, options, futures, mutual funds, exchange traded funds, rights and warrants.
•	Level 2 – Observable inputs other than Level 1 prices, such as quoted prices for similar investments; quoted prices in markets that are not active; or other inputs that are observable or can be corroborated by observable market data. Level 2 may include debt investments that are traded less frequently than exchange traded instruments and which are valued using independent pricing services; foreign equities, which are principally traded on certain foreign markets and are adjusted daily pursuant to a fair value pricing service in order to reflect an adjustment for the factors occurring after the close of certain foreign markets but before the NYSE Close; and short-term investments, which are valued at amortized cost.
•	Level 3 – Significant unobservable inputs that are supported by limited or no market activity. Level 3 may include financial instruments whose values are determined using indicative market quotes or require significant management judgment or estimation. These unobservable valuation inputs may include estimates for current yields, maturity/duration, prepayment speed, and indicative market quotes for comparable investments along

16

with other assumptions relating to credit quality, collateral value, complexity of the investment structure, general market conditions and liquidity. This category may include investments where trading has been halted or there are certain restrictions on trading. While these investments are priced using unobservable inputs, the valuation of these investments reflects the best available data and management believes the prices are a reasonable representation of exit price.

The Board of Directors of the Company generally reviews and approves the “Procedures for Valuation of Portfolio Securities” on an annual basis. These procedures define how investments are to be valued, including the formation and activities of a Valuation Committee. The Valuation Committee is responsible for determining in good faith the fair value of investments when the value cannot be obtained from primary pricing services or alternative sources or if the valuation of an investment as provided by the primary pricing service or alternative source is believed not to reflect the investment’s fair value as of the Valuation Date. Members of the Valuation Committee include the Fund’s Treasurer or designee, a Vice President of the Fund with legal expertise or designee, and a Vice President of the investment manager or designee. In addition, the Fund’s Chief Compliance Officer shall designate a member of the compliance group to attend Valuation Committee meetings as a non-voting resource, to monitor for and provide guidance with respect to compliance with these procedures. Two members of the Valuation Committee or their designees, representing different departments, shall constitute a quorum for purposes of permitting the Valuation Committee to take action. The Valuation Committee will consider all relevant factors in determining an investment’s fair value, and may seek the advice of the Fund’s sub-adviser, knowledgeable brokers, and legal counsel in making such determination. The Valuation Committee reports to the Audit Committee of the Company’s Board of Directors. The Audit Committee receives quarterly written reports which include details of all fair-valued investments, including the reason for the fair valuation, and an indication, when possible, of the accuracy of the valuation by disclosing the next available reliable public price quotation or the disposition price of such investments (the “look-back” test). The Board of Directors then must consider for ratification all of the fair value determinations made during the previous quarter.

Valuation levels are not necessarily indicative of the risk associated with investing in such investments. Individual investments within any of the above mentioned asset classes may be assigned a different hierarchical level than those presented above, as individual circumstances dictate.

For additional information, refer to the Investment Valuation Hierarchy Level Summary and the Level 3 roll-forward reconciliation, if applicable, which follow the Schedule of Investments.

For purposes of reporting transfers between different hierarchy levels, both transfers in and out of each level, as applicable, are shown as if they occurred at the beginning of the period.

c)	Investment Transactions and Investment Income – Investment transactions are recorded as of the trade date (the date the order to buy or sell is executed) for financial reporting purposes. Investments purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Realized gains and losses are determined on the basis of identified cost.

Dividend income from domestic securities is accrued on the ex-dividend date. In general, dividend income from foreign securities is recorded on the ex-date; however, dividend notifications in certain foreign jurisdictions may not be available in a timely manner and as a result, the Fund will record the dividend as soon as the relevant details (i.e., rate per share, payment date, shareholders of record, etc.) are publicly available. Interest income, including amortization of premium and accretion of discounts, is accrued on a daily basis.

17

The Hartford Alternative Strategies Fund
Notes to Financial Statements – (continued)
April 30, 2013 (Unaudited)
(000’s Omitted)

d)	Foreign Currency Transactions – Assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investments, income, and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions.

The Fund does not isolate that portion of portfolio investment valuation resulting from fluctuations in the foreign currency exchange rates from the fluctuations arising from changes in the market prices of investments held. Exchange rate fluctuations are included with the net realized and unrealized gain or loss on investments in the accompanying financial statements.

Net realized foreign exchange gains or losses arise from sales of foreign currencies and the difference between asset and liability amounts initially stated in foreign currencies and the U.S. dollar value of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of other assets and liabilities at the end of the reporting period, resulting from changes in the exchange rates.

e)	Fund Share Valuation and Dividend Distributions to Shareholders – Orders for the Fund’s shares are executed in accordance with the investment instructions of the shareholders. The NAV of the Fund’s shares is determined as of the close of business on each business day of the Exchange. The NAV is determined by dividing the Fund’s net assets by the number of shares outstanding.

Orders for the purchase of the Fund’s shares received prior to the close of the Exchange on any day the Exchange is open for business are priced at the NAV determined as of the close of the Exchange. Orders received after the close of the Exchange, or on a day on which the Exchange and/or the Fund is not open for business, are priced at the next determined NAV.

Dividends are declared pursuant to a policy adopted by the Fund’s Board of Trustees based upon the investment performance of the Fund. The policy of the Fund is to pay dividends from net investment income and realized capital gains, if any, at least once a year.

Distributions from net investment income, net realized capital gains and capital are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP with respect to character and timing. These differences may include but are not limited to losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to Passive Foreign Investment Companies (“PFICs”), Real Estate Investment Trusts (“REITs”), Regulated Investment Companies (“RICs”), certain derivatives and partnerships. Permanent book and federal income tax basis differences relating to shareholder distributions will result in reclassifications to certain of the Fund’s capital accounts (see Federal Income Taxes: Reclassification of Capital Accounts note).

3.	Securities and Other Investments:

a)	Repurchase Agreements – A repurchase agreement is an agreement by which a counterparty agrees to sell an investment and agrees to repurchase the investment sold from the buyer at a mutually agreed upon time and price. At the time the Fund enters into a repurchase agreement, the value of the underlying collateral, including accrued interest, will be equal to or exceed the value of the repurchase agreement. Repurchase agreements expose the Fund to counterparty risk - that is, the risk that the counterparty will not fulfill its obligations. To minimize counterparty risk, the investments that serve to collateralize the repurchase agreement are held by the Fund’s custodian in book entry or physical form in the custodial account of the Fund or in a third party custodial account. Repurchase agreements are valued at cost plus accrued interest, which approximates fair value. The Fund, as shown on the Schedule of Investments, had outstanding repurchase agreements as of April 30, 2013.

18

b)	Investments Purchased on a When-Issued or Delayed-Delivery Basis – Delivery and payment for investments that have been purchased by the Fund on a forward commitment, or when-issued or delayed-delivery basis, take place beyond the customary settlement period. A fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, and may sell delayed-delivery investments before they are delivered, which may result in a realized gain or loss. During this period, such investments are subject to market fluctuations, and the Fund identifies investments segregated in its records with a value at least equal to the amount of the commitment. The Fund, as shown on the Schedule of Investments, had when-issued or delayed-delivery investments as of April 30, 2013.

In connection with the Fund’s ability to purchase investments on a when-issued or forward commitment basis, the Fund may enter into to-be announced (“TBA”) commitments. TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed-upon future settlement date. The specific securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate and mortgage terms. Although the Fund may enter into TBA commitments with the intention of acquiring or delivering securities for its portfolio, the Fund can extend the settlement date, roll the transaction, or dispose of a commitment prior to settlement if deemed appropriate to do so. If the TBA commitment is closed through the acquisition of an offsetting TBA commitment, the Fund realizes a gain or loss. In a TBA roll transaction, the Fund generally purchases or sells the initial TBA commitment prior to the agreed upon settlement date and enters into a new TBA commitment for future delivery or receipt of the mortgage-backed securities. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

The Fund may enter into “dollar rolls” in which the Fund sells securities and contracts with the same counterparty to repurchase substantially similar securities (for example, same issuer, coupon and maturity) on a specified future date at an agreed upon price. The Fund gives up the right to receive interest paid on the investments sold. The Fund would benefit to the extent of any differences between the price received for the security and the lower forward price for the future purchase. Dollar rolls involve the risk that the market value of the securities that the Fund is required to purchase may decline below the agreed upon repurchase price of those securities. The Fund records dollar roll transactions as purchases and sales and realizes gains and losses on these transactions. These transactions are excluded from the Fund’s portfolio turnover rate. The Fund had no open dollar roll transactions as of April 30, 2013.

c)	Inflation Indexed Bonds – The Fund may invest in inflation indexed bonds. Inflation indexed bonds are fixed income investments whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive the principal amount until maturity. The Fund, as shown on the Schedule of Investments, had inflation indexed bonds as of April 30, 2013.

4.	Financial Derivative Instruments:

The following disclosures contain information on how and why the Fund uses derivative instruments, the credit-risk-related contingent features in certain derivative instruments, and how derivative instruments affect the Fund’s financial position and results of operations. The location and fair value amounts of these instruments on the Statement of Assets and Liabilities and the realized gains and losses and changes in unrealized gains and losses on the Statement of Operations, each categorized by type of derivative contract, are included in the following Additional Derivative Instrument Information footnote. The derivative instruments outstanding as of period-end are disclosed in the notes to or within the Schedule of Investments for purchased options, if applicable. The amounts of realized gains and losses and changes in unrealized gains and losses on derivative instruments during the period are disclosed in the Statement of Operations.

19

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

a)	Foreign Currency Contracts – The Fund may enter into foreign currency contracts that obligate the Fund to purchase or sell currencies at specified future dates. Foreign currency contracts are used to hedge the currency exposure associated with some or all of the Fund’s investments and/or as part of an investment strategy. Foreign currency contracts are marked to market daily and the change in value is recorded by the Fund as an unrealized gain or loss. The Fund will record a realized gain or loss when the foreign currency contract is settled.

Foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statement of Assets and Liabilities. In addition, risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of the contracts and from unanticipated movements in the value of the foreign currencies relative to the U.S. dollar. The Fund had outstanding foreign currency contracts as shown on the  Schedule of Investments as of April 30, 2013.

b)	Futures Contracts – The Fund may enter into futures contracts. A futures contract is an agreement between two parties to buy or sell an asset at a set price on a future date. The Fund uses futures contracts to manage or obtain exposure to the investment markets, commodities, or movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the investments held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the Fund is required to deposit with a futures commission merchant (“FCM”) an amount of cash or U.S. Government or Agency Obligations in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily at the most recent settlement price reported by an exchange on which, over time, they are traded most extensively, and an appropriate payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin disclosed on the Statement of Assets and Liabilities; however, the Fund seeks to reduce this risk through the use of an FCM. The Fund, as shown on the Schedule of Investments, had outstanding futures contracts as of April 30, 2013.

c)	Options Contracts – An option contract is a contract sold by one party to another party that offers the buyer the right, but not the obligation, to buy (call) or sell (put) an investment or other financial asset at an agreed-upon price during a specific period of time or on a specific date. The Fund may write (sell) covered call and put options on futures, swaps (“swaptions”), securities, commodities or currencies. “Covered” means that so long as the Fund is obligated as the writer of an option, it will own either the underlying investments or currency or an option to purchase the same underlying investments or currency having an expiration date of the covered option and an exercise price equal to or less than the exercise price of the covered option, or will pledge cash or other liquid investments having a value equal to or greater than the fluctuating market value of the option investment or currency. Writing put options increases the Fund’s exposure to the underlying instrument. Writing call options decreases the Fund’s exposure to the underlying instrument. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are exercised or closed are added to the proceeds or offset amounts paid on the underlying futures, swap, investment or currency transaction to determine the realized gain or loss. The Fund as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Fund may not be able to enter into a closing transaction because of an illiquid market. The Fund may also purchase put and call options. Purchasing call options increases the Fund’s exposure to the underlying instrument. Purchasing put options decreases the Fund’s exposure to the underlying instrument. The Fund pays a premium, which is included on the Fund’s Statement of Assets and Liabilities as an investment and is subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is generally limited to the premium paid. Premiums paid for purchasing options that are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss. Entering into over-the-counter options also exposes the Fund to counterparty risk. Counterparty risk is the possibility that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual

20

terms in the agreements. As of April 30, 2013 the Fund had no outstanding purchased options or written options contracts. Transactions involving written options contracts during the six-month period ended April 30, 2013, are summarized below:

Options Contract Activity During the Six-Month Period Ended April 30, 2013:

Call Options Written During the Period	Number of Contracts*	Premium Amounts
Beginning of the period	—	$—
Written	13,600,000	272
Expired	—	—
Closed	(13,600,000)	(272)
Exercised	—	—
End of Period	—	$—

*	The number of contracts does not omit 000's.

d)	Swap Contracts – The Fund may invest in swap contracts. Swap contracts are privately negotiated agreements between the Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified future intervals. The Fund may enter into credit default, total return, cross-currency, interest rate, inflation and other forms of swap contracts to manage its exposure to credit, currency, interest rate, commodity and inflation risk. Swap contracts are also used to gain exposure to certain markets. In connection with these contracts, investments or cash may be identified as collateral in accordance with the terms of the respective swap contracts to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Swaps are valued based on custom valuations furnished by an independent pricing service. Swaps for which prices are not available from an independent pricing service are valued in accordance with procedures established by the Fund’s Board of Trustees, and the change in value, if any, is recorded as an unrealized gain or loss on the Statement of Assets and Liabilities. Payments received or made at the beginning of the measurement period are reflected as such on the Statement of Assets and Liabilities and represent payments made or received upon entering into the swap contract to compensate for differences between the stated terms of the swap contract and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). These upfront payments are recorded as realized gains or losses on the Statement of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap and net periodic payments received or paid by the Fund are recorded as realized gains or losses on the Statement of Operations. Entering into these contracts involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these contracts, that the counterparty to the contracts may default on its obligation to perform or disagree as to the meaning of contractual terms in the contracts, and that there may be unfavorable changes in interest rates. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk is mitigated by having a master netting arrangement between the Fund and the counterparty, which allows for the netting of payments made or received (although such amounts are presented on a gross basis within the Statement of Assets and Liabilities, as applicable) as well as the posting of collateral to the Fund to cover the Fund’s exposure to the counterparty.

Credit Default Swap Contracts – The credit default swap market allows the Fund to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and sovereign issuers, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. Certain credit default swaps involve the exchange of a fixed rate premium for protection against the loss in value of an underlying investment or index in the event of a credit event, such as payment default or bankruptcy.

Under a credit default swap contract, one party acts as guarantor by receiving the fixed periodic payment in exchange for the commitment to purchase the underlying investment at par if the defined credit event occurs. Upon the occurrence of a defined credit event, the difference between the value of the reference obligation and the swap’s notional amount is recorded as realized gain or loss on swap transactions in the Statement of Operations. A “buyer” of credit protection

21

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

agrees to pay a counterparty to assume the credit risk of an issuer upon the occurrence of certain events. The “seller” of the protection receives periodic payments and agrees to assume the credit risk of an issuer upon the occurrence of certain events. Although specified events are contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium. A “seller’s” exposure is limited to the total notional amount of the credit default swap contract. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or upfront payments received upon entering into the contract.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap contracts on corporate issues, sovereign government issues or U.S. municipal issues as of period-end are disclosed in the notes to the Schedule of Investments, as applicable, and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the contract. Wider credit spreads represent a deterioration of the referenced entity’s soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. For credit default swap contracts on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced equity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the contract. The Fund, as shown on the Schedule of Investments, had outstanding credit default swaps as of April 30, 2013.

Total Return Swap Contracts – The Fund may invest in total return swap contracts. An investment in a total return swap allows the Fund to gain or mitigate exposure to underlying referenced securities. Total return swap contracts on commodities involve commitments where cash flows are exchanged based on the price of a commodity and based on a fixed or variable rate. One party would receive payments based on the price appreciation or depreciation of a commodity index, a portion of the index, or a single commodity in exchange for paying to or receiving from the counterparty seller an agreed-upon rate. A variable rate may be correlated to a base rate, such as the LIBOR, and is adjusted each period. Therefore, if interest rates increase over the term of the swap contract, the party paying the rate may be required to pay a higher rate at each swap reset date.

Total return swap contracts on indices involve commitments to pay interest in exchange for a market-linked return. One party pays out the total return of a specific reference asset, which may be an equity, index, or bond, and in return receives a regular stream of payments. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The Fund, as shown on the Schedule of Investments, had outstanding total return swaps as of April 30, 2013.

22

e)	Additional Derivative Instrument Information:

Fair Value of Derivative Instruments on the Statement of Assets and Liabilities as of April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Assets:
Unrealized appreciation on foreign currency contracts	$—	$3,397	$—	$—	$—	$—	$3,397
Unrealized appreciation on swap contracts	—	—	456	—	—	—	456
Variation margin receivable *	89	—	—	567	—	—	656
Total	$89	$3,397	$456	$567	$—	$—	$4,509

Liabilities:
Unrealized depreciation on foreign currency contracts	$—	$3,022	$—	$—	$—	$—	$3,022
Unrealized depreciation on swap contracts	—	—	677	313	—	—	990
Variation margin payable *	48	—	—	407	—	—	455
Total	$48	$3,022	$677	$720	$—	$—	$4,467

* Only current day's variation margin is reported within the Statement of Assets and Liabilities. The variation margin is included in the open futures cumulative appreciation of $1,392 as reported in the Schedule of Investments.

The ratio of future contracts to net assets at April 30, 2013, was 47.17% compared to the six-month average ratio of 36.44% during the six-month period ended April 30, 2013. The volume of the other derivatives that are presented in the Schedule of Investments is consistent with the derivative activity during the six-month period ended April 30, 2013.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2013:

	Risk Exposure Category
	Interest Rate Contracts	Foreign Exchange Contracts	Credit Contracts	Equity Contracts	Commodity Contracts	Other Contracts	Total
Realized Gain (Loss) on Derivatives Recognized as a Result of Operations:
Net realized loss on purchased options	$(202)	$(57)	$—	$(531)	$—	$—	$(790)
Net realized gain on futures	1,167	—	—	4,180	—	—	5,347
Net realized gain on written options	—	31	—	—	—	—	31
Net realized gain (loss) on swap contracts	—	—	3,373	(866)	—	—	2,507
Net realized loss on foreign currency contracts	—	(1,338)	—	—	—	—	(1,338)
Total	$965	$(1,364)	$3,373	$2,783	$—	$—	$5,757

Net Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized as a Result of Operations:
Net change in unrealized appreciation (depreciation) of purchased options	$193	$—	$—	$(251)	$—	$—	$(58)
Net change in unrealized appreciation (depreciation) of futures	(549)	—	—	1,900	—	—	1,351
Net change in unrealized depreciation of swap contracts	—	—	(2,229)	(350)	—	—	(2,579)
Net change in unrealized appreciation of foreign currency contracts	—	695	—	—	—	—	695
Total	$(356)	$695	$(2,229)	$1,299	$—	$—	$(591)

23

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

5.	Principal Risks:

a)	Credit and Counterparty Risks – Credit risk depends largely on the perceived financial health of bond issuers. In general, the credit rating is inversely related to the credit risk of the issuer. Higher rated bonds generally are deemed to have less credit risk, while lower or unrated bonds are deemed to have higher risk of default. The share price, yield and total return of a fund that holds securities with higher credit risk may be more volatile than those of a fund that holds bonds with lower credit risk. Similar to credit risk, the Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default.

b)	Market Risks – The Fund’s investments expose the Fund to various risks including, but not limited to, interest rate, prepayment, extension, foreign currency, and equity risks. Interest rate risk is the risk that fixed income securities will decline in value because of changes in interest rates. As nominal interest rates rise, the values of certain fixed income securities held by the Fund are likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e., yield) movements. In addition, securities are subject to extension risk. Rising interest rates may cause prepayments to occur at a slower than expected rate, thereby effectively lengthening the maturity of the security and making the security more sensitive to interest rate changes. Prepayment and extension risk are major risks of mortgage backed securities and certain asset backed securities. For certain asset backed securities, the actual maturity may be less than the stated maturity shown in the Schedule of Investments, if applicable. As a result, the timing of income recognition relating to these securities may vary based upon the actual maturity. If the Fund invests directly in foreign currencies or in securities that trade in, and receive revenues in, foreign currencies, or in derivatives that provide exposure to foreign currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, the Fund’s investments in foreign currency denominated securities may reduce the returns of the Fund. The market values of equity securities, such as common stocks and preferred stocks, or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The market value of equity securities may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

6.	Federal Income Taxes:

a)	Federal Income Taxes – For federal income tax purposes, the Fund intends to continue to qualify as a RIC under Subchapter M of the Internal Revenue Code (“IRC”) by distributing substantially all of its taxable net investment income and net realized capital gains to its shareholders and otherwise complying with the requirements of the IRC. The Fund has distributed substantially all of its income and capital gains in prior years, if applicable, and intends to distribute substantially all of its income and capital gains during the calendar year ending December 31, 2013. Accordingly, no provision for federal income or excise taxes has been made in the accompanying financial statements. Distributions from short-term capital gains are treated as ordinary income distributions for federal income tax purposes.

b)	Net Investment Income (Loss), Net Realized Gains (Losses), and Distributions – Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships. The character of distributions made during the year from net investment income or net realized gains

24

may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund.

c)	Distributions and Components of Distributable Earnings – The tax character of distributions paid by the Fund for the periods indicated is as follows (as adjusted for dividends payable, if applicable):

For the Year Ended October 31, 2012
Ordinary Income	$3,823
Long-Term Capital Gains ‡	2

‡	The Fund designates these distributions as long-term capital gain dividends pursuant to IRC Sec. 852(b)(3)(C).

As of October 31, 2012, the Fund’s components of distributable earnings (deficit) on a tax basis are as follows:

Amount
Undistributed Ordinary Income	$13,907
Unrealized Appreciation *	3,645
Total Accumulated Earnings	$17,552

*	Differences between book-basis and tax-basis unrealized appreciation (depreciation) may be attributable to the losses deferred due to wash sale adjustments, foreign currency gains and losses, adjustments related to PFICs, REITs, RICs, certain derivatives and partnerships.

d)	Reclassification of Capital Accounts – The Fund may record reclassifications in its capital accounts. These reclassifications have no impact on the total net assets of the Fund. The reclassifications are a result of permanent differences between U.S. GAAP and tax accounting for such items as foreign currency, PFICs, expiration or utilization of capital loss carryforwards or net operating losses. Adjustments are made to reflect the impact these items have on current and future distributions to shareholders. Therefore, the source of the Fund’s distributions may be shown in the accompanying Statement of Changes in Net Assets as from undistributed net investment income, from accumulated net realized gains on investments or from capital depending on the type of book and tax differences that exist. For the year ended October 31, 2012, the Fund recorded reclassifications to increase (decrease) the accounts listed below:

Amount
Undistributed Net Investment Income	$2,590
Accumulated Net Realized Gain (Loss)	(2,590)

e)	Capital Loss Carryforward – On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted, which made changes to the capital loss carryforward rules. The changes are effective for taxable years beginning after the date of enactment. Under the Act, funds are permitted to carry forward capital losses for an unlimited period. Additionally, capital loss carryforwards retain their character as either short-term or long-term capital losses rather than being considered all short-term as permitted under prior regulation. The Fund had no capital loss carryforward for U.S. federal income tax purposes as of October 31, 2012.

f)	Accounting for Uncertainty in Income Taxes – The Fund has adopted financial reporting rules that require the Fund to analyze all open tax years, as defined by the statute of limitations, for all major jurisdictions. Generally, tax authorities can examine all tax returns filed for the last three years. The Fund does not have an examination in progress.

25

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

The Fund has reviewed all open tax years and major jurisdictions and concluded that these financial reporting rules had no effect on the Fund’s financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year ended October 31, 2012. The Fund is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

7.	Expenses:

a)	Investment Management Agreement – Effective January 1, 2013, Hartford Funds Management Company, LLC (“HFMC”) replaced Hartford Investment Financial Services, LLC (“HIFSCO”) as the Fund’s investment manager. HFMC and HIFSCO are both indirect wholly owned subsidiaries of The Hartford Financial Services Group, Inc. (“The Hartford”). As of January 1, 2013, HFMC serves as investment manager to the Fund pursuant to an Investment Management Agreement with the Fund. For the calendar year ended December 31, 2012, HIFSCO served as the Fund’s investment manager pursuant to a separate agreement between HIFSCO and the Company. The replacement of HIFSCO with HFMC did not result in any change to (i) the contractual terms of, including the fees payable under, the Fund’s investment management agreements; or (ii) the day-to-day management of the Fund. The investment manager has overall investment supervisory responsibility for the Fund. In addition, the investment manager provides administrative personnel, services, equipment, facilities and office space for proper operation of the Fund. HFMC has contracted with Wellington Management Company, LLP (“Wellington Management”) under a sub-advisory agreement for the provision of day-to-day investment management services to the Fund in accordance with the Fund’s investment objective and policies. The Fund pays a fee to the investment manager, a portion of which may be used to compensate Wellington Management.

The schedule below reflects the rates of compensation paid to the investment manager for investment management services rendered as of April 30, 2013; the rates are accrued daily and paid monthly:

Average Daily Net Assets	Annual Fee
On first $500 million	0.600%
On next $500 million	0.550%
On next $2 billion	0.500%
On next $2 billion	0.490%
On next $5 billion	0.480%
Over $10 billion	0.470%

b)	Accounting Services Agreement – Effective January 1, 2013, HFMC replaced Hartford Life Insurance Company (“HLIC”) as provider of accounting services to the Fund. HLIC provided accounting services for the Fund for the calendar year ended December 31, 2012. The replacement of HLIC with HFMC did not result in any changes to the fund accounting services provided to the Fund or the fees charged to the Fund for such services. Pursuant to the Fund Accounting Agreement between HFMC and the Fund, HFMC provides accounting services to the Fund and receives monthly compensation based on the Fund’s average daily net assets at the rates set forth below. The Fund’s accounting services fees are accrued daily and paid monthly.

Average Daily Net Assets	Annual Fee
On first $5 billion	0.020%
On next $5 billion	0.018%
Over $10 billion	0.016%

26

c)	Operating Expenses – As of April 30, 2013, HFMC contractually limited the total operating expenses of this Fund, exclusive of taxes, interest expense, brokerage commissions, acquired fund fees and expenses and extraordinary expenses, through February 28, 2014 as follows:

Class Y
0.65%

d)	Fees Paid Indirectly – The Fund’s custodian banks have agreed to reduce its fees when the Fund maintains cash on deposit in a non-interest-bearing custody account. For the six-month period ended April 30, 2013, this amount, if any, is included in the Statement of Operations.

The ratio of expenses to average net assets in the accompanying financial highlights excludes the reduction in expenses related to fees paid indirectly. The annualized expense ratio after waivers for the period listed below reflecting the reduction for fees paid indirectly is as follows:

Annualized Six- Month Period Ended April 30, 2013
Class Y	0.65%

e)	Other Related Party Transactions – Certain officers of the Fund are directors and/or officers of the investment manager and/or The Hartford or its subsidiaries. For the six-month period ended April 30, 2013, a portion of the Fund’s chief compliance officer’s compensation was paid by all of the investment companies in the Hartford fund complex. The portion allocated to the Fund rounds to zero. Hartford Administrative Services Company (“HASCO”), an indirect wholly-owned subsidiary of The Hartford, provides transfer agent services to the Fund. HASCO is compensated based on average daily net assets. The amount paid to HASCO and any related contractual reimbursement amounts, if applicable, can be found in the Statement of Operations. These fees are accrued daily and paid monthly.

8.	Affiliate Holdings:

As of April 30, 2013, affiliates of The Hartford had ownership of shares in the Fund as follows:

Percentage of Class
Class Y	—%

As of April 30, 2013, the Fund's shares were owned in aggregate by affiliated fund of funds. Therefore, the Fund may experience relatively large purchases or redemptions from affiliated fund of funds. Affiliated fund of funds owned shares in the Fund as follows:

Percentage of Fund
Class Y	80%

27

The Hartford Alternative Strategies Fund

Notes to Financial Statements – (continued)

April 30, 2013 (Unaudited)

(000’s Omitted)

9.	Investment Transactions:

For the six-month period ended April 30, 2013, the Fund's aggregate purchases and sales of investment securities (excluding short-term investments) were as follows:

Amount
Cost of Purchases Excluding U.S. Government Obligations	$92,247
Sales Proceeds Excluding U.S. Government Obligations	73,047

10.	Capital Share Transactions:

The following information is for the six-month period ended April 30, 2013, and the year ended October 31, 2012:

	For the Six-Month Period Ended April 30, 2013					For the Year Ended October 31, 2012
	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares	Shares Sold	Shares Issued for Reinvested Dividends	Shares Redeemed	Shares Issued from Merger	Net Increase (Decrease) of Shares
Class Y
Shares	11,345	1,382	(1,888)	—	10,839	4,058	366	(3,710)	—	714
Amount	$116,585	$14,208	$(19,669)	$—	$111,124	$43,244	$3,825	$(39,009)	$—	$8,060
Total
Shares	11,345	1,382	(1,888)	—	10,839	4,058	366	(3,710)	—	714
Amount	$116,585	$14,208	$(19,669)	$—	$111,124	$43,244	$3,825	$(39,009)	$—	$8,060

11.	Industry Classifications:

Other than the industry classifications “Other Investment Pools and Funds” and “Exchange Traded Funds,” equity industry classifications used in this report are the Global Industry Classification Standard, which was developed by and is the exclusive property and service mark of MSCI, Inc. and Standard & Poor’s.

12.	Pending Legal Proceedings:

In February 2011, a derivative action was brought on behalf of six Hartford retail mutual funds in the United States District Court for the District of New Jersey, alleging that HIFSCO, an indirect subsidiary of The Hartford Financial Services Group, Inc., received excessive advisory and distribution fees in violation of its statutory fiduciary duty under Section 36(b) of the 1940 Act.  HIFSCO moved to dismiss and, in September 2011, the motion was granted in part and denied in part, with leave to amend the complaint. In November 2011, plaintiffs filed an amended complaint on behalf of The Hartford Global Health Fund (now known as The Hartford Healthcare Fund), The Hartford Conservative Allocation Fund, The Hartford Growth Opportunities Fund, The Hartford Inflation Plus Fund, The Hartford Advisers Fund (now known as The Hartford Balanced Fund), and The Hartford Capital Appreciation Fund. Plaintiffs seek to rescind the investment management agreements and distribution plans between HIFSCO and these funds and to recover the total fees charged thereunder or, in the alternative, to recover any improper compensation HIFSCO received, in addition to lost earnings. HIFSCO filed a partial motion to dismiss the amended complaint and, in December 2012, the court dismissed without prejudice the claims regarding distribution fees and denied the motion with respect to the advisory fees claims. HIFSCO disputes the allegations and intends to defend vigorously.

Although this action was purportedly filed on behalf of certain of the Hartford Mutual Funds, none of the Hartford Mutual Funds is itself a party to the suit. For this reason, no accrual for litigation relating to this matter has been recorded in the financial statements of the Fund because the Fund is not party to the suit.

28

13.	Indemnifications:

Under the Fund’s organizational documents, the Fund shall indemnify its officers and trustees to the fullest extent permitted by law. In addition, the Fund may enter into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, as of the date of these financial statements, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

14.	Recent Accounting Pronouncement:

Disclosures about Offsetting Assets and Liabilities - In December 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-11, Disclosures about Offsetting Assets and Liabilities. The objective of the ASU is to enhance current disclosure requirements on offsetting of certain assets and liabilities and to enable financial statement users to compare financial statements prepared under U.S. GAAP and International Financial Reporting Standards.

Specifically, ASU No. 2011-11 requires an entity to disclose both gross and net information for derivatives and other financial instruments that are subject to a master netting arrangement or similar agreement. The standard requires disclosure of collateral received in connection with the master netting agreements or similar agreements. The effective date of ASU No. 2011-11 is for interim and annual periods beginning on or after January 1, 2013. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

29

The Hartford Alternative Strategies Fund

Financial Highlights

- Selected Per-Share Data (A) -

Class	Net Asset Value at Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Capital	Total Distributions	Net Asset Value at End of Period

For the Six-Month Period Ended April 30, 2013 (Unaudited)
Y	$ 10 .75	$ (0 .01)	$ 0 .16	$ 0 .15	$ (0 .16)	$ (0 .43)	$–	$ (0 .59)	$ 10 .31
For the Year Ended October 31, 2012
Y	10 .96	0 .16	(0 .21)	(0 .05)	(0 .13)	(0 .03)	–	(0 .16)	10 .75
From September 30, 2011 (commencement of operations), through October 31, 2011
Y(F)	10 .00	0 .02	0 .94	0 .96	–	–	–	–	10 .96

(A)	Information presented relates to a share outstanding throughout the indicated period.
(B)	Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period and no sales charge. Total return would be reduced if sales charges were taken into account.
(C)	Ratios do not include fees paid indirectly (See Expenses in the accompanying Notes to Financial Statements).
(D)	Not annualized.
(E)	Annualized.
(F)	Commenced operations on September 30, 2011.

30

- Ratios and Supplemental Data -

Total Return(B)		Net Assets at End of Period (000's)	Ratio of Expenses to Average Net Assets Before Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Expenses to Average Net Assets After Waivers and Reimbursements and Including Expenses not Subject to Cap(C)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover Rate

1 .42	%(D)	$364,122	0 .65	%(E)	0 .65	%(E)	(0 .05	)%(E)	83%

(0 .41)		263,358	0 .66		0 .65		1 .43		178

9 .60	(D)	260,580	0 .65	(E)	0 .65	(E)	2 .11	(E)	5

31

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited)

The Board of Trustees of the Fund appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies formulated by the Trustees. Each trustee serves until his or her death, resignation, retirement, removal, incapacity, or until the next annual meeting of shareholders is held or until his or her successor is elected and qualifies.

Trustees and officers who are employed by or who have a financial interest in The Hartford are considered “interested” persons of the Fund pursuant to the 1940 Act. Each officer and two of the Fund’s trustees, as noted in the chart below, are “interested” persons of the Fund. Each trustee serves as a director for The Hartford Mutual Funds, Inc., The Hartford Mutual Funds II, Inc., Hartford Series Fund, Inc., and Hartford HLS Series Fund II, Inc., and as a trustee for The Hartford Alternative Strategies Fund, which, as of April 30, 2013, collectively consist of 90 funds. Correspondence may be sent to directors/trustees and officers c/o Hartford Mutual Funds, P.O. Box 2999, Hartford, Connecticut 06104-2999, except that correspondence to Mr. Annoni, Mr. Dressen, Ms. Fagely and Ms. Quade may be sent to 500 Bielenberg Drive, Woodbury, Minnesota 55125 and correspondence to Mr. Davey and Mr. Melcher may be sent to 5 Radnor Corporate Center, Suite 300, 100 Matsonford Road, Radnor, Pennsylvania 19087.

The table below sets forth, for each trustee and officer, his or her name, year of birth, current position with the Fund and date first elected or appointed to the Fund, principal occupation, and, for trustees, other directorships held. The Fund’s statement of additional information contains further information on the trustees and is available free of charge by calling 1-888-843-7824 or writing to Hartford Mutual Funds, P.O. Box 64387, St. Paul, MN 55164-0387.

Information on the aggregate remuneration paid to the Trustees of the Fund can be found in the Statement of Operations herein. The Fund pays to The Hartford a portion of the Chief Compliance Officer’s compensation, but does not pay salaries or compensation to any of its other officers or trustees who are employed by The Hartford.

Non-Interested Trustees

Lynn S. Birdsong (1946) Trustee since 2011

Mr. Birdsong is a private investor. Mr. Birdsong currently serves as a Director of the Sovereign High Yield Investment Company (April 2010 to current). Mr. Birdsong currently serves as an Independent Director of Nomura Partners Funds, Inc. (formerly, The Japan Fund) (March 2003 to current). From 1979 to 2002, Mr. Birdsong was a managing director of Zurich Scudder Investments, an investment management firm. During his employment with Scudder, Mr. Birdsong was an Interested Director of The Japan Fund. Since 1981, Mr. Birdsong has been a partner in Birdsong Company, an advertising specialty firm.

Robert M. Gavin, Jr. (1940) Trustee since 2011, Chairman of the Fund since 2011

Dr. Gavin is an educational consultant. Prior to September 1, 2001, he was President of Cranbrook Education Community and prior to July 1996, he was President of Macalester College, St. Paul, Minnesota.

Duane E. Hill (1945) Trustee since 2011

Mr. Hill is Partner of TSG Ventures L.P., a private equity investment company. Mr. Hill is a former partner of TSG Capital Group, a private equity investment firm that served as sponsor and lead investor in leveraged buyouts of middle market companies.

Sandra S. Jaffee (1941) Trustee since 2011

Ms. Jaffee is the founder and Chief Executive Officer of a private company, Homeworks Concierge, LLC, which provides residential property management services in Westchester County, New York (January 2012 to present). Ms. Jaffee served as Chairman (2008 to 2009) and Chief Executive Officer of Fortent (formerly Searchspace Group), a leading provider of compliance/regulatory technology to financial institutions from August 2005 to August 2009. Ms. Jaffee currently serves as a member of the Board of Directors of Broadridge Financial Solutions as well as a Trustee of Muhlenberg College.

William P. Johnston (1944) Trustee since 2011

In February 2008, Mr. Johnston was elected to the Board of Directors of HCR-ManorCare, Inc. In August 2007, Mr. Johnston was elected to the Board of Directors of LifeCare Holdings, Inc. In July 2006, Mr. Johnston was elected to the Board of Directors of MultiPlan, Inc. and served as a director (July 2006 to August 2010). In June 2006, Mr. Johnston was appointed as Senior Advisor to The Carlyle Group, a global private equity and alternative asset investment firm. In May 2006, Mr. Johnston was elected to the Supervisory Board of Fresenius Medical Care AG & Co. KGaA, after its acquisition of Renal Care Group, Inc. in March 2006.

Phillip O. Peterson (1944) Trustee since 2011

Mr. Peterson is a mutual fund industry consultant. He was a partner of KPMG LLP (an accounting firm) until July 1999. Mr. Peterson joined William Blair Funds in February 2007 as a member of the Board of Trustees. Mr. Peterson also joined the Board of Trustees of Symetra Variable Mutual Funds Trust as a trustee in February 2012.

32

Lemma W. Senbet (1946) Trustee since 2011

Dr. Senbet is the William E. Mayer Chair Professor of Finance and Director, Center for Financial Policy, at the University of Maryland, Robert H. Smith School of Business. He was chair of the Finance Department from 1998 to 2006. Previously he was a chaired professor of finance at the University of Wisconsin-Madison. Also, he was director of the Fortis Funds from March 2000 to July 2002. Dr. Senbet served the finance profession in various capacities, including as director of the American Finance Association and President of the Western Finance Association. In 2006, Dr. Senbet was inducted Fellow of Financial Management Association International for his career-long distinguished scholarship and professional service.

Interested Trustees and Officers

James E. Davey (1964) Trustee since 2012, President and Chief Executive Officer since 2010

Mr. Davey serves as Executive Vice President of Hartford Life Insurance Company (“HLIC”) and The Hartford Financial Services Group, Inc. Additionally, Mr. Davey serves as Chairman of the Board and Manager of HIFSCO and Hartford Administrative Services Company (“HASCO”). Mr. Davey also serves as Manager, President and Chairman of the Board for Hartford Funds Management Company, LLC (“HFMC”). Mr. Davey joined The Hartford in 2002.

Lowndes A. Smith (1939) Trustee since 2011

Mr. Smith served as Vice Chairman of The Hartford from February 1997 to January 2002, as President and Chief Executive Officer of Hartford Life, Inc. from February 1997 to January 2002, and as President and Chief Operating Officer of The Hartford Life Insurance Companies from January 1989 to January 2002. Mr. Smith serves as a Director of White Mountains Insurance Group, Ltd., One Beacon Insurance and Symetra Financial and as Managing Director of Whittington Gray Associates.

Other Officers

Mark A. Annoni (1964) Vice President, Controller and Treasurer since 2012

Mr. Annoni serves as the Assistant Vice President of HLIC (February 2004 to present). Mr. Annoni joined The Hartford in April 2001 as part of The Hartford’s acquisition of Fortis Financial Group (“Fortis”). Prior to joining The Hartford, Mr. Annoni served as Manager of Mutual Fund Accounting at Fortis (July 1997 to April 2001).

Michael R. Dressen (1963) AML Compliance Officer since 2011

Mr. Dressen currently serves as Assistant Vice President of HLIC. He also serves as Chief Compliance Officer and AML Compliance Officer of HASCO and as AML Officer of HIFSCO. Mr. Dressen joined The Hartford in 2005 from State Farm Insurance Companies where he held various positions related to mutual funds, variable products, and property casualty insurance.

Tamara L. Fagely (1958) Vice President since 2011

Currently, Ms. Fagely is President and a Director of HASCO, Chief Administrative Officer and Manager of HFMC and a Vice President of HLIC. Ms. Fagely served as a Vice President of HASCO (1998-2013) and Chief Financial Officer of HASCO (2006-2013). She served as Assistant Vice President of HLIC from December 2001 through March 2005. In addition, Ms. Fagely is Manager and Chief Operating Officer of HIFSCO.

Edward P. Macdonald (1967) Vice President, Secretary and Chief Legal Officer since 2011

Mr. Macdonald serves as Vice President of HLIC and Vice President, Chief Legal Officer and Secretary of HIFSCO and HASCO. Mr. Macdonald also serves as Manager, Vice President, Chief Legal Officer and Secretary of HFMC. Mr. Macdonald joined The Hartford in 2005.

Joseph G. Melcher (1973) Vice President and Chief Compliance Officer since 2013(1)

Mr. Melcher currently serves as Vice President of HFMC and HIFSCO. Mr. Melcher joined The Hartford in 2012 from Touchstone Investments, a member of the Western & Southern Financial Group, where he held the position of Vice President and Chief Compliance Officer from 2010 through 2012 and Assistant Vice President, Compliance from 2005 to 2010.

(1)	Mr. Melcher was named Vice President and Chief Compliance Officer of the Fund on February 6, 2013. Prior to February 6, 2013, Colleen Pernerewski served as the Fund’s Chief Compliance Officer.

Vernon J. Meyer (1964) Vice President since 2011

Mr. Meyer serves as Senior Vice President of HLIC. He also serves as Senior Vice President of HFMC and HIFSCO. Mr. Meyer joined The Hartford in 2004.

33

The Hartford Alternative Strategies Fund

Trustees and Officers (Unaudited) – (continued)

Laura S. Quade (1969) Vice President since 2012(2)

Ms. Quade currently serves as Vice President of HASCO and is a Director of Mutual Fund Service Operations. She also serves as Director, Enterprise Operations of HIFSCO and HLIC. Ms. Quade joined The Hartford in 2001 as part of The Hartford’s acquisition of Fortis.

(2)	Ms. Quade was named a Vice President of the Fund on November 8, 2012.

Elizabeth L. Schroeder (1966) Vice President since 2011

Ms. Schroeder currently serves as Assistant Vice President of HLIC. Ms. Schroeder joined HLIC in 1991. She is also an Assistant Vice President of HFMC and HASCO.

Martin Swanson (1962) Vice President since 2011

Mr. Swanson is a Vice President of HLIC. Mr. Swanson also serves as Chief Marketing Officer for HIFSCO. Prior to joining HLIC in 1998, Mr. Swanson was a Vice President at PaineWebber, Inc.

HOW TO OBTAIN A COPY OF THE FUND’S PROXY VOTING POLICIES AND VOTING RECORDS (UNAUDITED)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information about how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS INFORMATION (UNAUDITED)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms are available (1) without charge, upon request, by calling 888-843-7824 and (2) on the SEC’s website at http://www.sec.gov. The Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

34

The Hartford Alternative Strategies Fund

Expense Example (Unaudited)

Your Fund's Expenses

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, if any, and contingent deferred sales charges (CDSC), if any, and (2) ongoing costs, including investment management fees, distribution fees, if any, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the period of October 31, 2012 through April 30, 2013.

Actual Expenses

The first set of columns of the table below provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second set of columns of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and CDSC. Therefore, the second set of columns of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher. Expenses are equal to the Fund's annualized expense ratios multiplied by average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

	Actual return			Hypothetical (5% return before expenses)
	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Beginning Account Value October 31, 2012	Ending Account Value April 30, 2013	Expenses paid during the period October 31, 2012 through April 30, 2013	Annualized expense ratio	Days in the current 1/2 year	Days in the full year
Class Y	$1,000.00	$1,014.20	$3.25	$1,000.00	$1,021.57	$3.26	0 .65%	181	365

35

The Hartford Alternative Strategies Fund

Approval of New Investment Management and Investment Sub-Advisory Agreements (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), requires that each mutual fund’s board of trustees, including a majority of those trustees who are not “interested persons” of the mutual fund, as defined in the 1940 Act (the “Independent Trustees”), approve the mutual fund’s investment advisory and sub-advisory agreements. In connection with a proposed corporate restructuring plan (the “Restructuring”), at its meeting held on November 8, 2012, the Board of Trustees (the “Board”) of The Hartford Alternative Strategies Fund (the “Fund”), including each of the Independent Trustees, unanimously voted to terminate the existing investment management and investment sub-advisory agreements for the Fund and approve a new investment management agreement for the Fund with Hartford Funds Management Company, LLC (“HFMC”), a newly formed registered investment adviser, and a new investment sub-advisory agreement between HFMC and the Fund’s existing sub-adviser, Wellington Management Company, LLP (the “Sub-adviser,” and together with HFMC, the “Post-Restructuring Advisers”).

Prior to the November 8, 2012 meeting, the Board received and reviewed written materials regarding the Restructuring, which contemplated that HFMC replace Hartford Investment Financial Services, LLC (“HIFSCO”) as investment manager to the Fund. In order to implement the Restructuring, the Fund would terminate the existing investment management and investment sub-advisory agreements and enter into a new investment management agreement with HFMC, with HFMC also entering into a new investment sub-advisory agreement with the Sub-adviser (collectively, the “New Agreements”).

The Board considered information furnished to the Board at its meetings throughout the year, as well as information specifically prepared in connection with the Restructuring and the approval of the New Agreements at the Board’s meeting held on November 8, 2012. Information provided to the Board at its meetings throughout the year included, among other things, reports on Fund performance, legal and compliance matters, sales and marketing activity, shareholder services, and the other services provided to the Fund by HIFSCO and the Sub-adviser and their affiliates. In addition, the Board received in-person presentations by Fund officers and representatives of HIFSCO and HFMC at the Board’s meeting on November 8, 2012 concerning the Restructuring and the New Agreements.

In determining to approve the New Agreements for the Fund, the members of the Board reviewed and evaluated information and factors they believed to be relevant and appropriate in light of the information that the Board deemed necessary and appropriate through the exercise of its reasonable business judgment. While individual members of the Board may have weighed certain factors differently, the Board’s determination to approve the New Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically with respect to the Restructuring and the approval of the New Agreements.

Specifically, the Board considered that the Restructuring is solely organizational in nature and is unrelated to the actual management of the Fund and the performance of investment management personnel to the Fund. The Board noted that, after the Restructuring, the investment management operations performed by HFMC will be functionally indistinguishable from those performed by HIFSCO prior to the Restructuring as the personnel primarily responsible for providing investment advisory or management services to the Fund prior to the Restructuring would continue to provide such services to the Fund, as employees of HFMC, immediately after the Restructuring. The Board also considered that the Restructuring and the New Agreements would involve no changes to (i) the contractual terms of, including the management fees payable under, the Fund’s investment management and investment sub-advisory agreements; (ii) the investment processes and strategies employed in the management of the Fund’s assets; (iii) the nature and level of services provided under the Fund’s investment management and investment sub-advisory agreements; and (iv) the day-to-day management of the Fund and the individuals primarily responsible for that management. The Board also noted that, although HFMC is a newly formed company, HFMC, like HIFSCO, is an indirect subsidiary of The Hartford Financial Services Group, Inc. and is expected to have sufficient capital to provide the services to the Fund.

The Board also considered HFMC’s Code of Ethics and Compliance Program and noted that there are no material changes as compared to the codes of ethics and compliance programs, respectively, currently in effect for the Fund.

Lastly, the Board considered that, because the Restructuring is unrelated to the actual management of the Fund, the investment management arrangement for the Fund following the Restructuring will be identical (but for the name of the entity providing investment management services) to the arrangement approved by the Board at its June 2011 meeting and its March 2012 meeting, when it initially considered the Fund’s existing investment management agreement and existing investment sub-advisory agreement, respectively. In this regard, the Board noted that there have been no material changes with respect to the information provided to the Board in connection with the initial approval processes. Accordingly, the Board determined that the information

36

it had considered with respect to the following factors in connection with the initial approval processes and its conclusions regarding those factors were applicable to its decision to approve the New Agreements: (i) nature, extent and quality of services to be provided by HIFSCO and the Sub-adviser; (ii) performance of the Sub-adviser; (iii) costs of the services and profitability of HIFSCO and the Sub-adviser; (iv) comparative services rendered and comparative investment management and sub-advisory fee rates and total expense ratios; and (v) the extent to which economies of scale would be realized as the Fund grows and whether the fee levels reflect these economies of scale for the benefit of the Fund’s shareholders. With respect to the other benefits to the Post-Restructuring Advisers and their affiliates from their relationships with the Fund, the Board noted that the Restructuring will not result in any material changes to such other benefits that were considered during the initial approval processes, except that, following the Restructuring, HFMC, and not Hartford Life Insurance Company, will provide and receive fees for fund accounting and related services from the Fund.

* * * *

Based upon its review of these various factors, among others, the Board concluded that it is in the best interests of the Fund and its shareholders for the Board to approve the New Agreements. In reaching this decision, the Board did not assign relative weights to the factors discussed above or deem any one or group of them to be controlling in and of themselves. In connection with their deliberations, the Independent Trustees met separately in executive session, with independent legal counsel, to review the relevant materials and consider their responsibilities under relevant laws and regulations.

37

The Hartford Alternative Strategies Fund

Principal Risks (Unaudited)

The principal risks of investing in the Fund are described below.

Market, Selection, and Strategy Risk: The Fund’s share price may fluctuate due to market risk and/or security selections that may underperform the market or relevant benchmarks. If the sub-adviser’s investment strategy does not perform as expected, the Fund could underperform its peers or lose money. There is no guarantee the Fund will achieve its stated objective.

Asset Allocation Strategy Risk: The portfolio managers’ asset allocation strategy may not always work as intended, and asset allocation does not guarantee better performance or reduce the risk of investment loss.

Fixed Income Risk: The Fund is subject to interest rate risk (the risk that the value of an investment decreases when interest rates rise) and credit risk (the risk that the issuing company of a security is unable to pay interest and principal when due) and call risk (the risk that an investment may be redeemed early).

Foreign Investment and Emerging Markets Risk: Foreign investments can be riskier than U.S. investments. Potential risks include currency risk that may result from unfavorable exchange rates, liquidity risk if decreased demand for a security makes it difficult to sell at the desired price, and risks that stem from substantially lower trading volume on foreign markets. These risks are generally greater for investments in emerging markets, which are also subject to greater price volatility, and custodial and regulatory risks.

Derivatives Risk: Investments in derivatives can be volatile. Potential risks include currency risk, leverage risk (the risk that small market movements may result in large changes in the value of an investment), liquidity risk, index risk, pricing risk, and counterparty risk (the risk that the counterparty may be unwilling or unable to honor its obligations).

Cayman Subsidiary Risk: Investing in a Cayman Islands subsidiary exposes the Fund to the risks associated with the subsidiary and its investments.

Commodities Risk: Investments in commodities may be more volatile than investments in traditional securities.

Structured Securities Risk: Structured securities are subject to credit risk; these securities may be difficult to sell because they are typically sold in private placement transactions.

Active Trading Risk: Actively trading investments may result in higher costs and higher taxable income.

Real Estate Related Securities Risk: The main risk of real estate related securities is that the value of the underlying real estate may go down.

38

Item 2. Code of Ethics.

Not applicable to this semi-annual filing.

Item 3. Audit Committee Financial Expert.

Not applicable to this semi-annual filing.

Item 4. Principal Accountant Fees and Services.

Not applicable to this semi-annual filing.

Item 5. Audit Committee of Listed Registrants.

Not applicable to this semi-annual filing.

Item 6. Investments.

(a)	The Schedule of Investments is included as part of the semi-annual report filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees since registrant last provided disclosure in response to this requirement.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Section 302 certifications of the principal executive officer and principal financial officer of Registrant.

(a)(3)	Not applicable.

(b)	Section 906 certification.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

THE HARTFORD ALTERNATIVE STRATEGIES FUND

Date:	June 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Date:	June 11, 2013	By:	/s/ James E. Davey
James E. Davey
Its: President

Date:	June 11, 2013	By:	/s/ Mark A. Annoni
Mark A. Annoni
Its: Vice President, Controller and Treasurer